Exhibit 99.3

Chubb Limited

Financial Supplement

Legacy Chubb Corporation Financial Results for the

Quarter and Year Ended December 31, 2015

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

DECEMBER 31, 2015

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	December 31 2015		December 31 2014
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$4,631	11%	$1,318	3%
Fixed Maturities
Tax Exempt	20,000	46	19,772	45
Taxable	15,703	37	19,008	44
Equity Securities	1,279	3	1,964	5
Other Invested Assets	1,371	3	1,423	3

Total Invested Assets	$42,984	100%	$43,485	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,480		$1,822
Equity Securities	465		875

	1,945		2,697
Deferred Income Tax Liability	681		944

	$1,264		$1,753

Fixed Maturities - Average Credit Rating	Aa3		Aa3
Fixed Maturities - Average Duration (in years)	4.2		4.0

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,694		16,296

Total Capitalization	$19,994		$19,596

Debt as a Percentage of Total Capitalization	16.5%		16.8%

Actual Common Shares Outstanding	227.5		232.4

Book Value Per Common Share	$73.38		$70.12

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$69.15		$65.03

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended December 31

	Fourth Quarter 2015	Twelve Months 2015	From December 2005 to December 31, 2015
Cost of Shares Repurchased	$—	$604	$14,072

Average Cost Per Share	$—	$99.83	$59.88

Shares Repurchased	—	6,046,623	235,013,012

During the period from December 2005 through January 2014, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 229 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2015, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock. The Corporation suspended repurchases of its common stock in connection with its agreeing to be acquired by ACE Limited, which was announced on July 1, 2015. As of December 31, 2015, approximately $749 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

AS OF DECEMBER 31

CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	2015	2014	2015	2014
	(in millions)
Short Term Investments	$2,965	$585	$2,965	$585

Taxable Fixed Maturities	246	1,231	249	1,244

TOTAL	$3,211	$1,816	$3,214	$1,829

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	2015	2014	2015	2014
	(in millions)
Short Term Investments	$1,666	$733	$1,666	$733

Fixed Maturities

Tax Exempt	18,946	18,614	20,000	19,772

Taxable	15,031	17,113	15,454	17,764

Equity Securities	814	1,089	1,279	1,964

Other Invested Assets	1,371	1,423	1,371	1,423

TOTAL	$37,828	$38,972	$39,770	$41,656

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2015	2014	2015	2014
	(in millions)

CORPORATE INVESTMENT INCOME	$3	$4	$13	$15

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$157	$163	$647	$659

Taxable Interest	89	95	361	397

Other	14	15	56	58

Investment Expenses	(8)	(6)	(30)	(25)

TOTAL	$252	$267	$1,034	$1,089

Effective Tax Rate	17.6%	17.8%	17.6%	18.1%

After-Tax Annualized Yield	2.59%	2.64%	2.62%	2.73%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

AS OF DECEMBER 31

	2015	2014	2013
	(in millions)

Estimated Statutory Policyholders’ Surplus	$13,500	$15,127	$15,024

Rolling Year Statutory Net Premiums Written	$12,622	$12,593	$12,214

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.93:1	0.83:1	0.81:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

TWELVE MONTHS ENDED DECEMBER 31, 2015

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	Dec. 31 2015	Dec. 31 2014	Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$383	$397	$(14)	$(7)	$(7)

Homeowners	765	748	17	(3)	20

Other	942	1,000	(58)	(17)	(41)

Total Personal	2,090	2,145	(55)	(27)	(28)

Commercial Insurance

Multiple Peril	1,739	1,750	(11)	7	(18)

Casualty	6,383	6,514	(131)	(25)	(106)

Workers’ Compensation	3,138	2,918	220	93	127

Property and Marine	900	883	17	(12)	29

Total Commercial	12,160	12,065	95	63	32

Specialty Insurance

Professional Liability	6,081	6,480	(399)	(333)	(66)

Surety	86	75	11	7	4

Total Specialty	6,167	6,555	(388)	(326)	(62)

Total Insurance	20,417	20,765	(348)	(290)	(58)

Reinsurance Assumed	231	274	(43)	(19)	(24)

Total	$20,648	$21,039	$(391)	$(309)	$(82)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$162	$182	$682	$672	$243	$265	$1,087	$1,119
Decrease (Increase) in Unearned Premiums	8	1	14	13	(1)	(11)	21	3

Net Premiums Earned	170	183	696	685	242	254	1,108	1,122

Net Losses Paid	118	122	368	339	168	137	654	598
Increase (Decrease) in Outstanding Losses	(2)	(2)	(52)	(27)	(29)	—	(83)	(29)

Net Losses Incurred	116	120	316	312	139	137	571	569

Expenses Incurred	51	54	218	208	96	109	365	371

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$3	$9	$162	$165	$7	$8	$172	$182

Ratios After Dividends to Policyholders:

Loss	68.2%	65.5%	45.4%	45.5%	57.4%	54.0%	51.5%	50.7%
Expense	31.5	29.7	32.0	31.0	39.5	41.1	33.6	33.2

Combined	99.7%	95.2%	77.4%	76.5%	96.9%	95.1%	85.1%	83.9%

Premiums Written as a % of Total	5.3%	5.8%	22.4%	21.4%	8.0%	8.5%	35.7%	35.7%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$270	$284	$376	$393	$291	$284	$331	$357	$1,268	$1,318
Decrease (Increase) in Unearned Premiums	6	(3)	21	14	28	2	29	7	84	20

Net Premiums Earned	276	281	397	407	319	286	360	364	1,352	1,338

Net Losses Paid	131	156	239	289	140	123	212	196	722	764
Increase (Decrease) in Outstanding Losses	27	(12)	(17)	(1)	55	37	17	(10)	82	14

Net Losses Incurred	158	144	222	288	195	160	229	186	804	778

Expenses Incurred	104	96	112	113	68	61	119	119	403	389

Dividends Incurred	1	1	—	1	9	10	—	—	10	12

Statutory Underwriting Income (Loss)	$13	$40	$63	$5	$47	$55	$12	$59	$135	$159

Ratios After Dividends to Policyholders:

Loss	57.4%	51.5%	55.9%	71.0%	62.9%	57.9%	63.6%	51.1%	59.9%	58.7%
Expense	38.7	33.9	29.8	28.8	24.1	22.3	36.0	33.3	32.0	29.8

Combined	96.1%	85.4%	85.7%	99.8%	87.0%	80.2%	99.6%	84.4%	91.9%	88.5%

Premiums Written as a % of Total	8.9%	9.1%	12.3%	12.5%	9.5%	9.1%	10.9%	11.3%	41.6%	42.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$616	$628	$75	$73	$691	$701
Decrease (Increase) in Unearned Premiums	(38)	(45)	—	—	(38)	(45)

Net Premiums Earned	578	583	75	73	653	656

Net Losses Paid	395	492	(5)	4	390	496
Increase (Decrease) in Outstanding Losses	(76)	(174)	8	(1)	(68)	(175)

Net Losses Incurred	319	318	3	3	322	321

Expenses Incurred	166	162	29	32	195	194

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$93	$103	$42	$37	$135	$140

Ratios After Dividends to Policyholders:

Loss	55.2%	54.5%	4.0%	4.2%	49.3%	49.0%
Expense	26.9	25.8	39.2	44.4	28.3	27.7

Combined	82.1%	80.3%	43.2%	48.6%	77.6%	76.7%

Premiums Written as a % of Total	20.2%	20.0%	2.5%	2.3%	22.7%	22.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$3,046	$3,138	$1	$—	$3,047	$3,138
Decrease (Increase) in Unearned Premiums	67	(22)	—	—	67	(22)

Net Premiums Earned	3,113	3,116	1	—	3,114	3,116

Net Losses Paid	1,766	1,858	8	7	1,774	1,865
Increase (Decrease) in Outstanding Losses	(69)	(190)	(12)	(6)	(81)	(196)

Net Losses Incurred	1,697	1,668	(4)	1	1,693	1,669

Expenses Incurred	963	954	—	—	963	954

Dividends Incurred	11	13	—	—	11	13

Statutory Underwriting Income (Loss)	$442	$481	$5	$(1)	447	480

Decrease in Deferred Acquisition Costs					(12)	(3)

GAAP Underwriting Income					$435	$477

Ratios After Dividends to Policyholders:

Loss	54.7%	53.8%	* %	* %	54.6%	53.8%
Expense	31.7	30.5	*	*	31.7	30.5

Combined	86.4%	84.3%	* %	* %	86.3%	84.3%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$2,377	$2,362	$670	$776	$3,047	$3,138
Decrease (Increase) in Unearned Premiums	77	—	(10)	(22)	67	(22)

Net Premiums Earned	2,454	2,362	660	754	3,114	3,116

Net Losses Paid	1,392	1,426	382	439	1,774	1,865
Increase (Decrease) in Outstanding Losses	(49)	(211)	(32)	15	(81)	(196)

Net Losses Incurred	1,343	1,215	350	454	1,693	1,669

Expenses Incurred	701	655	262	299	963	954

Dividends Incurred	11	13	—	—	11	13

Statutory Underwriting Income (Loss)	$399	$479	$48	$1	447	480

Decrease in Deferred Acquisition Costs					(12)	(3)

GAAP Underwriting Income					$435	$477

Ratios After Dividends to Policyholders:

Loss	55.0%	51.7%	53.0%	60.2%	54.6%	53.8%
Expense	29.6	27.9	39.1	38.5	31.7	30.5

Combined	84.6%	79.6%	92.1%	98.7%	86.3%	84.3%

Premiums Written as a % of Total	78.0%	75.3%	22.0%	24.7%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2015	2014	2015	2014	2015	2014	2015	2014

Net Premiums Written	$701	$740	$2,821	$2,765	$988	$1,003	$4,510	$4,508
Decrease (Increase) in Unearned Premiums	2	(16)	(38)	(55)	(2)	(19)	(38)	(90)

Net Premiums Earned	703	724	2,783	2,710	986	984	4,472	4,418

Net Losses Paid	456	466	1,535	1,500	562	476	2,553	2,442
Increase (Decrease) in Outstanding Losses	13	13	36	43	(23)	42	26	98

Net Losses Incurred	469	479	1,571	1,543	539	518	2,579	2,540

Expenses Incurred	223	227	893	866	392	415	1,508	1,508

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$11	$18	$319	$301	$55	$51	$385	$370

Ratios After Dividends to Policyholders:

Loss	66.7%	66.1%	56.4%	57.0%	54.6%	52.6%	57.7%	57.5%
Expense	31.8	30.7	31.7	31.3	39.7	41.4	33.4	33.4

Combined	98.5%	96.8%	88.1%	88.3%	94.3%	94.0%	91.1%	90.9%

Premiums Written as a % of Total	5.6%	5.9%	22.3%	21.9%	7.8%	8.0%	35.7%	35.8%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$1,113	$1,121	$1,619	$1,644	$1,280	$1,158	$1,462	$1,479	$5,474	$5,402
Decrease (Increase) in Unearned Premiums	(1)	(4)	10	(16)	(44)	(51)	(10)	(50)	(45)	(121)

Net Premiums Earned	1,112	1,117	1,629	1,628	1,236	1,107	1,452	1,429	5,429	5,281

Net Losses Paid	570	548	942	1,029	546	513	799	848	2,857	2,938
Increase (Decrease) in Outstanding Losses	17	20	(5)	11	229	134	42	8	283	173

Net Losses Incurred	587	568	937	1,040	775	647	841	856	3,140	3,111

Expenses Incurred	421	411	458	469	280	252	511	505	1,670	1,637

Dividends Incurred	1	1	—	1	37	39	—	—	38	41

Statutory Underwriting Income	$103	$137	$234	$118	$144	$169	$100	$68	$581	$492

Ratios After Dividends to Policyholders:

Loss	52.8%	50.9%	57.5%	63.9%	64.7%	60.6%	57.9%	59.9%	58.3%	59.4%
Expense	37.9	36.7	28.3	28.6	22.5	22.5	35.0	34.1	30.7	30.5

Combined	90.7%	87.6%	85.8%	92.5%	87.2%	83.1%	92.9%	94.0%	89.0%	89.9%

Premiums Written as a % of Total	8.8%	8.9%	12.8%	13.1%	10.1%	9.2%	11.6%	11.7%	43.3%	42.9%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$2,340	$2,381	$309	$300	$2,649	$2,681
Decrease (Increase) in Unearned Premiums	(31)	(52)	(1)	(1)	(32)	(53)

Net Premiums Earned	2,309	2,329	308	299	2,617	2,628

Net Losses Paid	1,416	1,550	1	62	1,417	1,612
Increase (Decrease) in Outstanding Losses	(183)	(286)	12	7	(171)	(279)

Net Losses Incurred	1,233	1,264	13	69	1,246	1,333

Expenses Incurred	657	666	127	130	784	796

Dividends Incurred	—	—	4	4	4	4

Statutory Underwriting Income	$419	$399	$164	$96	$583	$495

Ratios After Dividends to Policyholders:

Loss	53.4%	54.2%	4.3%	23.4%	47.7%	50.8%
Expense	28.1	28.0	41.6	43.9	29.6	29.7

Combined	81.5%	82.2%	45.9%	67.3%	77.3%	80.5%

Premiums Written as a % of Total	18.5%	18.9%	2.5%	2.4%	21.0%	21.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2015	2014	2015	2014		2015	2014
Net Premiums Written	$12,633	$12,591	$—	$1		$12,633	$12,592
Decrease (Increase) in Unearned Premiums	(115)	(264)	—	—		(115)	(264)

Net Premiums Earned	12,518	12,327	—	1		12,518	12,328

Net Losses Paid	6,827	6,992	31	38		6,858	7,030
Increase (Decrease) in Outstanding Losses	138	(8)	(43)	(37)		95	(45)

Net Losses Incurred	6,965	6,984	(12)	1		6,953	6,985

Expenses Incurred	3,962	3,941	—	—		3,962	3,941

Dividends Incurred	42	45	—	—		42	45

Statutory Underwriting Income	$1,549	$1,357	$12	$—		1,561	1,357

Increase in Deferred Acquisition Costs						32	45

GAAP Underwriting Income						$1,593	$1,402

Ratios After Dividends to Policyholders:

Loss	55.8%	56.9%	* %	*	%	55.7%	56.9%
Expense	31.5	31.4	*	*		31.5	31.4

Combined	87.3%	88.3%	* %	*	%	87.2%	88.3%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$9,858	$9,513	$2,775	$3,079	$12,633	$12,592
Decrease (Increase) in Unearned Premiums	(92)	(197)	(23)	(67)	(115)	(264)

Net Premiums Earned	9,766	9,316	2,752	3,012	12,518	12,328

Net Losses Paid	5,374	5,333	1,484	1,697	6,858	7,030
Increase (Decrease) in Outstanding Losses	163	(13)	(68)	(32)	95	(45)

Net Losses Incurred	5,537	5,320	1,416	1,665	6,953	6,985

Expenses Incurred	2,878	2,749	1,084	1,192	3,962	3,941

Dividends Incurred	42	45	—	—	42	45

Statutory Underwriting Income	$1,309	$1,202	$252	$155	1,561	1,357

Increase in Deferred Acquisition Costs					32	45

GAAP Underwriting Income					$1,593	$1,402

Ratios After Dividends to Policyholders:

Loss	57.0%	57.4%	51.4%	55.3%	55.7%	56.9%
Expense	29.3	29.0	39.1	38.7	31.5	31.4

Combined	86.3%	86.4%	90.5%	94.0%	87.2%	88.3%

Premiums Written as a % of Total	78.0%	75.5%	22.0%	24.5%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income tax.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2015	2014	2015	2014
	(dollars in millions)
Annualized Net Income	$2,664	$2,232	$2,136	$2,100
Average Shareholders’ Equity	$16,533	$16,401	$16,288	$16,325

Return on Equity	16.1%	13.6%	13.1%	12.9%

Annualized Operating Income	$1,876	$2,176	$1,864	$1,858
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$15,167	$14,699	$14,721	$14,767

Operating Return on Equity	12.4%	14.8%	12.7%	12.6%